Risk Management	12 Months Ended
Dec. 31, 2018
Risk Management [Abstract]
Risk Management

34. RISK MANAGEMENT

Cenovus is exposed to financial risks, including market risk related to commodity prices, foreign exchange rates, interest rates as well as credit risk and liquidity risk. To manage exposure to interest rate volatility, the Company entered into interest rate swap contracts related to expected future debt issuances. As at December 31, 2018, Cenovus had a notional amount of US$150 million in interest rate swaps. To mitigate the Company’s exposure to foreign exchange rate fluctuations, the Company periodically enters into foreign exchange contracts. As at December 31, 2018, there were US$45 million in foreign exchange contracts outstanding.

Net Fair Value of Risk Management Positions

As at December 31, 2018	Notional Volumes	Terms	Average Price	Fair Value Asset (Liability)
Crude Oil Contracts
WTI Collars	19,000 bbls/d	January – December 2019	US$50.00-US$62.08/bbl	52
Other Financial Positions (1)				102
Crude Oil Fair Value Position				154

Foreign Exchange Contracts				(1)
Interest Rate Swaps				7

Total Fair Value				160
(1)

Other financial positions are part of ongoing operations to market the Company’s production. In 2018, other financial positions consist of WCS and condensate futures, WTI fixed priced contracts and basis swaps.

A) Commodity Price Risk

Commodity price risk arises from the effect that fluctuations of forward commodity prices may have on the fair value or future cash flows of financial assets and liabilities. To partially mitigate exposure to commodity price risk, the Company has entered into various financial derivative instruments.

The use of these derivative instruments is governed under formal policies and is subject to limits established by the Board of Directors. The Company’s policy does not allow the use of derivative instruments for speculative purposes.

Crude Oil – The Company has used fixed price and basis swaps, put options and costless collars to partially mitigate its exposure to the commodity price risk on its crude oil sales. In addition, Cenovus has entered into a number of transactions to help protect against widening light/heavy crude oil price differentials.

Condensate – The Company has used fixed price and basis swaps to partially mitigate its exposure to the commodity price risk on its condensate purchases.

Natural Gas – The Company may enter into transactions to partially mitigate its natural gas commodity price risk. To help protect against widening natural gas price differentials in various production areas, Cenovus may also enter into transactions to manage the price differentials between production areas and various sales points.

Sensitivities

The following table summarizes the sensitivity of the fair value of Cenovus’s risk management positions to independent fluctuations in commodity prices, with all other variables held constant. Management believes the fluctuations identified in the table below are a reasonable measure of volatility. The impact of fluctuating commodity prices and interest rates on the Company’s open risk management positions could have resulted in unrealized gains (losses) impacting earnings before income tax as follows:

As at December 31, 2018	Sensitivity Range	Increase	Decrease
Crude Oil Commodity Price	± US$5.00 per bbl Applied to WTI and Condensate Hedges	(78)	80
Crude Oil Differential Price	± US$2.50 per bbl Applied to Differential Hedges Tied to Production	4	(4)

As at December 31, 2017	Sensitivity Range	Increase	Decrease
Crude Oil Commodity Price	± US$5.00 per bbl Applied to Brent, WTI and Condensate Hedges	(529)	507
Crude Oil Differential Price	± US$2.50 per bbl Applied to Differential Hedges Tied to Production	11	(11)

B) Foreign Exchange Risk

Foreign exchange risk arises from changes in foreign exchange rates that may affect the fair value or future cash flows of Cenovus’s financial assets or liabilities. As Cenovus operates in North America, fluctuations in the exchange rate between the U.S./Canadian dollar can have a significant effect on reported results.

As disclosed in Note 7, Cenovus’s foreign exchange (gain) loss primarily includes unrealized foreign exchange gains and losses on the translation of the U.S. dollar debt issued from Canada. As at December 31, 2018, Cenovus had US$6,774 million in U.S. dollar debt issued from Canada (2017 – US$7,650 million). In respect of these financial instruments, the impact of changes in the U.S. to Canadian dollar exchange rate would have resulted in a change to the foreign exchange (gain) loss as follows:

For the years ended December 31,	2018	2017
$0.05 Increase in the Canadian per U.S. Dollar Foreign Exchange Rate	339	383
$0.05 Decrease in the Canadian per U.S. Dollar Foreign Exchange Rate	(339)	(383)

As at December 31, 2018, the increase or decrease in net earnings for a $0.05 change in the U.S. per Canadian foreign exchange rate on the Company’s foreign exchange contracts amounts to $4 million (2017 – $nil).

C) Interest Rate Risk

Interest rate risk arises from changes in market interest rates that may affect earnings, cash flows and valuations. Cenovus has the flexibility to partially mitigate its exposure to interest rate changes by maintaining a mix of both fixed and floating rate debt. In addition, to manage exposure to interest rate volatility, the Company entered into interest rate swap contracts. As at December 31, 2018, Cenovus had a notional amount of US$150 million (2017 – US$400 million) in interest rate swaps. In the fourth quarter of 2018, the Company unwound US$250 million of interest rate swaps, resulting in a risk management gain of $23 million. In respect of these financial instruments, the impact of changes in the interest rate would have resulted in a change to unrealized gains (losses) impacting earnings before income tax as follows:

For the years ended December 31,	2018	2017
50 Basis Points Increase	12	44
50 Basis Points Decrease	(13)	(50)

The Company does not have any floating rate debt as at December 31, 2018.

D) Credit Risk

Credit risk arises from the potential that the Company may incur a financial loss if a counterparty to a financial instrument fails to meet its financial or performance obligations in accordance with agreed terms. Cenovus has in place a Credit Policy approved by the Audit Committee of the Board of Directors designed to ensure that its credit exposures are within an acceptable risk level as determined by the Company’s Enterprise Risk Management Policy. The Credit Policy outlines the roles and responsibilities related to credit risk, sets a framework for how credit exposures will be measured, monitored and mitigated, and sets parameters around credit concentration limits.

Cenovus assesses the credit risk of new counterparties and continues risk-based monitoring of all counterparties on an ongoing basis. A substantial portion of Cenovus’s accounts receivable are with customers in the oil and gas industry and are subject to normal industry credit risks. Cenovus’s exposure to its counterparties is within credit policy tolerances.

In 2018, the Company applied IFRS 9’s simplified approach to measuring ECL which uses a lifetime expected loss allowance for all account receivable and accrued revenue. As at December 31, 2018, approximately 90 percent of the Company’s accruals, joint operations and trade receivables were investment grade (2017 – 89 percent), and as of December 31, 2018 and 2017, substantially all of the Company’s accounts receivable were outstanding less than 60 days. The average expected credit loss on the Company’s accruals, joint operations and trade receivable were 0.4 percent as at December 31, 2018. As at December 31, 2018, Cenovus had one counterparty (2017 – three counterparties) whose net settlement position individually accounted for more than 10 percent of the fair value of the outstanding in-the-money net financial and physical contracts. The maximum credit risk exposure associated with accounts receivable and accrued revenues, risk management assets, and long-term receivables is the total carrying value.

E) Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet all of its financial obligations as they become due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price. Cenovus manages its liquidity risk through the active management of cash and debt and by maintaining appropriate access to credit, which may be impacted by the Company’s credit ratings. As disclosed in Note 22, over the long term, Cenovus targets a Net Debt to Adjusted EBITDA of less than 2.0 times to manage the Company’s overall debt position.

Cenovus manages its liquidity risk by ensuring that it has access to multiple sources of capital including: cash and cash equivalents, cash from operating activities, undrawn credit facility capacity and availability under its shelf prospectus. As at December 31, 2018, Cenovus had $781 million in cash and cash equivalents, and $4.5 billion available on its committed credit facility. In addition, Cenovus has unused capacity of US$4.6 billion under a base shelf prospectus, the availability of which is dependent on market conditions.

Undiscounted cash outflows relating to financial liabilities are:

As at December 31, 2018	Less than 1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities	1,833	-	-	-	1,833
Risk Management Liabilities (1)	3	-	-	-	3
Long-Term Debt (2)	1,152	862	2,138	13,256	17,408
Contingent Payment (3)	15	113	15	-	143
Other	-	1	1	2	4

As at December 31, 2017	Less than 1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities	2,627	-	-	-	2,627
Risk Management Liabilities (1)	1,031	20	-	-	1,051
Long-Term Debt (2)	494	2,527	1,429	13,309	17,759
Contingent Payment (3)	38	116	67	-	221
Other	-	1	1	2	4
(1)	Risk management liabilities subject to master netting agreements.
(2)	Principal and interest, including current portion.
(3)	Refer to Note 33C for fair value assumptions.